PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14
Prudential Floating Rate Income Fund

Supplement Dated September 17, 2012 to the Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2012

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) of Prudential Investment Portfolios, Inc. 14 (the “Company”), each dated April 30, 2012, relating to the Prudential Floating Rate Income Fund (the “Fund”), and is in addition to any existing supplements to the Fund’s Summary Prospectus, Prospectus or SAI.

On October 1, 2012, the contingent deferred sales charge on Class A shares that are purchased without an initial sales charge and sold within 12 months of purchase will increase from 0.50% to 1.00%. The changes noted below are effective October 1, 2012. Such changes will be applicable to new purchases of Class A shares that occur on or after October 1, 2012. New purchases of Class A shares made prior to October 1, 2012 will be subject to the current pricing schedule.

Summary Prospectus

1.	In the Fee Table, the maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds) for Class A shares is revised to change .50% to 1.00%.

Prospectus

1.	In the section entitled “How to Buy, Sell and Exchange Fund Shares-Choosing a Share Class,” the first bullet under the second paragraph is deleted and replaced with the following:
•	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1.00%.
2.	In the section entitled “How to Buy, Sell and Exchange Fund Shares-Share Class Comparison,” the language in the table under the caption “Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the sale proceeds)” for Class A shares is deleted and replaced with the following:

1.00% on sales of $1 million or more made within 12 months of purchase
3.	The fourth footnote to the table in the section entitled “How to Buy, Sell and Exchange Fund Shares-Share Class Comparison” is deleted and replaced with the following:

° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1.0 0% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
4.	The table and footnotes in the section entitled “How to Buy, Sell and Exchange Fund Shares- Reducing or Waiving Class A’s Initial Sales Charge” is deleted and replaced with the following:
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million and above*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

5.	The first paragraph in the section entitled “How to Sell Your Shares-Contingent Deferred Sales Charge (CDSC)” is deleted and replaced with the following

If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

Statement of Additional Information-Part II

1.	The last sentence in the section entitled “Purchase, Redemption and Pricing of Fund Shares –Contingent Deferred Sales Charge (CDSC)” is deleted.

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